Related-Party Transactions	12 Months Ended
Dec. 31, 2013
Related Party Transactions [Abstract]
Related-Party Transactions
Related-Party Transactions
In the ordinary course of conducting its business, the Company enters into customary agreements with its affiliates and unconsolidated joint ventures in relation to the leasing and management of its and/or its related parties' real estate assets.

As of December 31, 2013 and 2012, receivables from related parties were $6.1 million and $6.8 million, respectively, which are included in Receivables, net in the Consolidated Balance Sheets. As of December 31, 2013 and 2012, there were no material payables to related parties.